Third Quarter 2022 Business Review November 2, 2022 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent our expectations as of November 1, 2022. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended January 1, 2022 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted diluted EPS (earnings per share), adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our third quarter 2022 earnings press release issued November 1, 2022, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

BUSINESS REVIEW Jeffrey L. Powell, President & CEO 4KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

Operational Highlights • Solid execution by our businesses led to record adjusted EPS* and adjusted EBITDA* • Strong aftermarket parts demand continued into Q3 • Capital project activity moderated across certain segments and product lines KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. . 5

Q3 2022 Performance 6 ($ in millions, except per share amounts) Q3 22 Q3 21 Change Revenue $224.5 $199.8 +12.4% Net Income $27.5 $20.5 +34.3% Adjusted EBITDA* $47.8 $40.9 +17.1% Adjusted EBITDA Margin* 21.3% 20.5% +80 bps Diluted EPS $2.35 $1.75 +34.3% Adjusted Diluted EPS* $2.38 $1.97 +20.8% Operating Cash Flow $24.9 $37.9 -34.4% Bookings $210.9 $244.7 -13.8% HIGHLIGHTS • Strong revenue performance despite unfavorable FX impact • Aftermarket parts were up 8% and represented 63% of total Q3 revenue • Strong operating performance led to record adjusted EPS* and adjusted EBITDA* KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

7 ($ in millions) Q3 22 Q3 21 Change Revenue $86.9 $76.3 +13.9% Bookings $84.9 $76.7 +10.7% Adjusted EBITDA* $25.6 $22.2 +15.4% Adjusted EBITDA Margin* 29.4% 29.1% +30 bps HIGHLIGHTS • Strong aftermarket demand and capital project activity • Organic bookings up 19% • Record adjusted EBITDA* performance in the third quarter • Supply chain constraints continue to present challenges ($ in millions) KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. BOOKINGS Flow Control

8 ($ in millions) Q3 22 Q3 21 Change Revenue $86.1 $81.6 +5.5% Bookings $77.9 $118.9 -34.5% Adjusted EBITDA* $20.7 $19.5 +6.2% Adjusted EBITDA Margin* 24.0% 23.9% +10 bps HIGHLIGHTS • Capital bookings down from a record Q3 21 • Strong demand for aftermarket parts • Aftermarket parts revenue represented 61% of total Q3 revenue • Mill operating rates remained strong KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. Industrial Processing BOOKINGS ($ in millions)

9 ($ in millions) Q3 22 Q3 21 Change Revenue $51.5 $41.9 +23.0% Bookings $48.1 $49.1 -2.1% Adjusted EBITDA* $10.0 $7.2 +39.8% Adjusted EBITDA Margin* 19.5% 17.1% +240 bps HIGHLIGHTS • Demand was exceptionally strong for our bulk material handling equipment for both parts and capital, offset by softening demand for balers in Europe • Business activity remains healthy with organic revenue up 30% • Improved operating leverage led to strong adjusted EBITDA* performance KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. Material Handling BOOKINGS ($ in millions)

Business Outlook • Demand expected to moderate as macroeconomic headwinds strengthen • Supply chain constraints and inflationary pressures continue to be a challenge • Expecting to generate record earnings in fiscal 2022 10KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

FINANCIAL REVIEW Michael J. McKenney, EVP & CFO KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 11

Q3 2022 Financial Performance ($ in millions, except per share amounts) Q3 22 Q3 21 Gross Margin 42.5% 41.9% SG&A % of Revenue 23.7% 26.2% Operating Income $38.9 $28.7 Net Income $27.5 $20.5 Adjusted EBITDA* $47.8 $40.9 Diluted EPS $2.35 $1.75 Adjusted Diluted EPS* $2.38 $1.97 HIGHLIGHTS • Adjusted EBITDA margin* of 21.3% • Operating cash flow of $24.9 million • Free cash flow* of $18.5 million • Net debt of $134.6 million; leverage ratio1 of 0.94 KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 12

Key Consolidated Financial Metrics KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 13 SG&A (as a % of revenue) GROSS MARGIN ADJUSTED EBITDA MARGIN* CASH FLOW ($ in millions)

2Q21 ADJ EPS* 2Q22 ADJ EPS* KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 3Q21 to 3Q22 Adjusted Diluted EPS* 14

Key Liquidity Metrics KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 15 ($ in millions) Q3 22 Q2 22 Q3 21 Cash, cash equivalents, and restricted cash $75.1 $78.0 $83.7 Debt $207.9 $223.8 $309.4 Lease obligations $1.8 $4.5 $5.1 Net Debt $134.6 $150.3 $230.8 Leverage ratio1 0.94 1.05 1.69 Working capital % LTM revenue2 12.8% 12.4% 13.5% Cash conversion days3 130 123 113

Guidance KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 16 • FY 2022 GAAP diluted EPS of $10.02 to $10.19 • FY 2022 adjusted diluted EPS* of $8.80 to $8.97 • FY 2022 revenue of $890 to $896 million • Q4 2022 GAAP diluted EPS of $1.90 to $2.07 • Q4 2022 revenue of $217 to $223 million

Questions & Answers To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 17

2022 Key Priorities 18 ACCELERATE SUSTAINABLE INDUSTRIAL PROCESSING DELIVER EXCEPTIONAL STAKEHOLDER VALUE PROVIDE STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com November 2, 2022

APPENDIX Third Quarter 2022 Business Review KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 20

Revenue by Customer Location ($ in thousands) Q3 22 Q3 21 Change Change Excluding Acquisitions and FX* North America $126,699 $105,384 $21,315 $22,577 Europe 57,409 58,813 (1,404) 8,308 Asia 26,953 25,504 1,449 3,585 Rest of World 13,449 10,088 3,361 4,115 TOTAL $224,510 $199,789 $24,721 $38,585 KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 21 ($ in thousands) Q3 22 YTD Q3 21 YTD Change Change Excluding Acquisitions and FX* North America $375,115 $307,243 $67,872 $52,484 Europe 174,264 159,281 14,983 20,440 Asia 87,916 72,046 15,870 13,425 Rest of World 35,344 29,493 5,851 5,122 TOTAL $672,639 $568,063 $104,576 $91,471

Adjusted Diluted EPS Reconciliation Q3 22 Q3 21 Diluted EPS, as reported $2.35 $1.75 Acquisition Costs, Net of Tax 0.02 0.05 Restructuring Costs, Net of Tax 0.01 — Acquired Backlog Amortization, Net of Tax — 0.04 Acquired Profit in Inventory Amortization, Net of Tax — 0.13 Adjusted Diluted EPS* $2.38 $1.97 Free Cash Flow Reconciliation ($ in thousands) Q3 22 Q3 21 Operating Cash Flow $24,897 $37,932 Less Capital Expenditures (6,376) (3,370) Free Cash Flow* $18,521 $34,562 Adjusted diluted EPS (earnings per share) is a non-GAAP financial measure. Free cash flow is a non-GAAP financial measure. KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 22

Adjusted EBITDA Reconciliation Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA in a given period by revenue in the same period. ($ in thousands) Q3 22 Q3 21 Net Income Attributable to Kadant $27,487 $20,461 Net Income Attributable to Noncontrolling Interest 184 237 Provision for Income Taxes 9,746 6,742 Interest Expense, Net 1,450 1,265 Other Expense, Net 19 23 Acquisition Costs 410 718 Restructuring Costs 72 — Acquired Backlog Amortization — 604 Acquired Profit in Inventory Amortization — 2,216 Depreciation and Amortization 8,456 8,591 Adjusted EBITDA* $47,824 $40,857 Adjusted EBITDA Margin* 21.3% 20.5% KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 23

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated November 1, 2022. FOOTNOTES 1. Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $30 million. 2. Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3. Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 3Q22 BUSINESS REVIEW–NOVEMBER 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 24